CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Statement of Comprehensive Income [Abstract]
Net loss	$ (38,531)	$ (28,354)	$ (99,574)
Other comprehensive income (loss), net of tax:
Unrealized gains (losses) on marketable securities	(219)	325	0
Foreign currency translation	(1,189)	541	(2,979)
Total other comprehensive income (loss)	(1,408)	866	(2,979)
Comprehensive loss	$ (39,939)	$ (27,488)	$ (102,553)